UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 24, 2023

(Date of earliest event reported)

STEVEN MADDEN, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-23702	13-3588231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52-16 Barnett Avenue, Long Island City, New York	11104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 446-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SHOO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Steven Madden, Ltd. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on May 24, 2023. At the Annual Meeting, the stockholders of the Company voted on the following proposals:

Proposal Number 1. To elect the eleven nominees named in the Company’s proxy statement for the Annual Meeting (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 10, 2023, to the Board of Directors of the Company to serve as directors until the next annual meeting of the Company’s stockholders and until their successors are duly elected and qualified. Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Edward R. Rosenfeld	69,896,794	1,505,768	1,760,157
Peter A. Davis	70,802,490	600,072	1,760,157
Al Ferrara	70,964,181	438,381	1,760,157
Mitchell S. Klipper	71,000,915	401,647	1,760,157
Maria Teresa Kumar	70,993,470	409,092	1,760,157
Rose Peabody Lynch	70,739,958	662,604	1,760,157
Peter Migliorini	66,397,106	5,005,456	1,760,157
Arian Simone Reed	70,966,360	436,202	1,760,157
Ravi Sachdev	70,050,063	1,352,499	1,760,157
Robert Smith	70,772,944	629,618	1,760,157
Amelia Newton Varela	69,741,675	1,660,887	1,760,157

Proposal Number 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
73,090,260	56,866	15,593	0

Proposal Number 3. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,835,433	2,551,981	15,148	1,760,157

Proposal Number 4. To recommend, on a non-binding advisory basis, the frequency of the advisory vote on the compensation of the Company’s named executive officers. The stockholder voted in favor of holding an advisory vote to approve the compensation of the Company’s named executive officers every year. The final results of this advisory vote were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
68,666,488	373	2,702,335	33,366	1,760,157

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2023

STEVEN MADDEN, LTD.

By:	/s/ Edward Rosenfeld
Edward Rosenfeld
Chief Executive Officer